Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of McRae Industries, Inc. (the “Company”) on Form 10-Q for the quarter ending January 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. Gary McRae, President and CEO of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/D. Gary McRae
D. Gary McRae
President and CEO

March 15, 2005

22